Exhibit 99.1

LETTER OF INTENT

This Letter of Intent (this “Letter of Intent”) sets forth the agreement of Innovative Software Technologies, Inc., a Delaware corporation, (“INNO”) and SLM Technologies, Inc., a Delaware corporation (“SLM”), in connection with the transactions contemplated herein. SLM and INNO may hereinafter be referred to individually as a “party” and collectively as the “parties.”   The date of this Letter of Intent is July 21, 2014 (“Effective Date”), which is the first date that this Letter of Intent is signed by all parties.

Subject to the terms and conditions of this Letter of Intent, and subject to any shareholder approvals required under applicable laws and regulations, the parties agree as follows:

1.           Purchase; Negotiation:  The proposed transaction is that SLM will acquire all of the issued and outstanding capital stock (“Shares”) or all of the operating assets and intellectual property rights (“Assets”) of INtech Ventures, Inc., a Florida corporation and wholly owned subsidiary of INNO, (“INtech”), which acquisition (“Acquisition”) shall be subject to the terms described herein and the terms contained in a written definitive purchase agreement (the “Definitive Purchase Agreement”) and related agreements.

2.           Audit; Valuation.  INNO shall complete the audit of INTech, within 45 days of the Effective Date (“Audit”).  After the completion of the Audit, the parties shall conclude an appropriate due diligence review for the Acquisition and the parties shall in good faith and diligently negotiate the terms and conditions of the Definitive Purchase Agreement based on the results of the Audit and a mutually acceptable fair valuation of the Shares and Assets of INtech (“Valuation”).  All negotiations shall be private and confidential to the extent allowed under applicable laws and regulations. If the parties cannot agree on the Valuation within five (5) days prior to the “Closing Date”  (as defined below), the parties shall submit the resolution of any disputes over the Valuation to a mutually acceptable, qualified and independent certified public accountant (“CPA”) for resolution.  The CPA’s fees and costs shall be paid equally (50%/50%) by the parties.  Any dispute over the resolution by the CPA shall be resolved by the Arbitration paragraph below.

3.           Access to Information On and after the Effective Date, each of the parties and their respective attorneys, accountants and financial advisors will have full access during normal business hours to all employees, consultants, assets, properties, books, accounts, records, tax returns, contacts and other documents of the other parties that are pertinent to the subject matter of the Acquisition under the Definitive Purchase Agreement (“Acquisition”), provided however that such access will not materially interfere with the normal business operations of such corporation. In the event the parties terminate their discussions for any reason, each of the parties will promptly return all documents and other materials so provided to it.

4.           Use and Confidentiality. All of the other party’s non-public information, data, images and schematics, records, trade secrets, know how, books and other intellectual property rights to which each party and/or their respective representatives are given access as set forth above will be used by such party solely for the purpose of analyzing the Acquisition and will be treated on a strictly confidential basis by the recipient party. The terms, conditions and existence of this Letter of Intent and all discussions between the parties will also be treated on a confidential basis, subject to appropriate disclosure to regulatory authorities and as otherwise required by applicable laws and regulations. The parties shall execute a non-disclosure agreement concurrently with this Letter of Intent.

5.           Closing:   The parties agree to conduct the closing of the Definitive Acquisition Agreement on or before the ninetieth (90th) day after the Effective Date (“Closing Date”).

6.           Conduct of Business.  During the period from the Effective Date through the Closing Date, or the termination or expiration of this Letter of Intent, each party shall operate their business in the ordinary course and to refrain from any other extraordinary transactions. Specifically, INNO shall take all actions reasonably necessary to operate the business of INTech and preserve its value through the Closing Date.

7.           Consideration for INTech.  The consideration for the acquisition of the Shares or Assets, as SLM may elect under the Definitive Purchase Agreement, shall be that number of shares of SLM Common Stock, $.0001 par value per share, as set forth in the Definitive Purchase Agreement (and as determined by negotiation and based upon the Valuation) (“SLM Shares”) and a convertible promissory note issued by SLM to INNO (“SLM Note”), which SLM Note shall have such terms and conditions as the parties shall negotiate concurrently with the negotiation of the terms and conditions of the Definitive Purchase Agreement. The Definitive Purchase Agreement shall grant piggy back registration rights to INNO for the SLM Shares and any shares of SLM Stock issued to INNO upon any conversion of the SLM Note by INNO.

8.           Consideration for Letter of Intent.  The consideration for this Letter of Intent and any standstill provisions and exclusivity provisions herein shall in part be payments made by SLM to INNO under the promissory note (“Note”) set forth in Exhibit A hereto, which payments shall be used by INNO solely to pay principal and/or interest on INNO then existing debt obligations owed to third parties (excluding officers and directors of INNO) and past due operating expenses owed vendors.

9.           Conditions Precedent to Definitive Purchase Agreement.  The following shall be conditions precedent to the obligation of the parties to enter into the Definitive Purchase Agreement:

(1)   SLM remains subject to the reporting requirements of the Securities Exchange Act of 1934 through the consummation  of the closing of the Definitive Purchase Agreement and for one year thereafter; and
(2)   Neither party suffers a money judgment in excess of Fifty Thousand Dollars and No Cents ($50,000.00); and
(3)   There is no legal, administrative or investigative proceeding against any party that is based, in whole or in part, on the transactions contemplated herein; and
(4)   Each party has the legal authority to enter into and consummate the Definitive Purchase Agreement; and
(5)   Neither party shall cause any substantial or material waste of the assets or net worth value of INtech during the period that this Letter of Intent is in full force and effect; and
(6)   There is no breach of this Letter of Intent or the Note that is not remedied within ten (10) days after receipt of a written demand from the non-breaching party; and
(7)   Neither party has filed for protection from creditors under any chapter of the U.S. Bankruptcy Code, or is under receivership, or has made an assignment of all or substantially all of its operating assets for the benefit of creditors, or has dissolved under state law; and
(8)   All shareholder and governmental approvals for the transactions contemplated herein have been received prior to or within twenty days after the Closing Date; and
(9)   Both parties and their legal counsel having had a reasonable opportunity to perform the searches and other due diligence reasonable or customary in a transaction of a similar nature to that contemplated herein and that both parties are satisfied with the results of such due diligence; and
(10) INNO’s special board committee approves the Definitive Purchase Agreement as being fair to INNO’s shareholders prior to the parties’ execution of the Definitive Purchase Agreement; and
(11) There is a material adverse change in the business or financial condition of Intech prior to the Closing Date and such change results in a 25% or greater decrease in the net worth of INTech.

10.         Arbitration. Any dispute, claim or controversy arising out of or relating to this Letter of Intent or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in Tampa, Florida  before one (1) arbitrator.  The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules.  Judgment on the Arbitration Award may be entered in any court having jurisdiction. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.  Each party shall communicate its choice of a party-appointed arbitrator only to the JAMS Case Manager in charge of the filing. Neither party is to inform any of the arbitrators as to which of the parties may have appointed them.  The parties shall maintain the confidential nature of the arbitration proceeding and the Arbitration Award, including the arbitration hearing, except as may be necessary to prepare for or conduct the arbitration hearing on the merits, or except as may be necessary in connection with a court application for a preliminary remedy, a judicial challenge to an arbitration award or its enforcement, or unless otherwise required by law or judicial decision. In any arbitration arising out of or related to this Letter of Intent, the arbitrator(s) shall award to the prevailing party, if any, the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the arbitration. If the arbitrator determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the arbitrator may award the prevailing party an appropriate percentage of the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the arbitration.

11.         License Agreement.  Concurrently with the signing of this Letter of Intent, the parties shall sign the Licensing Agreement set forth in Exhibit B hereto.

12.         Governing Law: This Letter of Intent shall be governed and construed in accordance with the laws of the state of Delaware without giving effect to principles of conflicts or choice of law thereof.

13.         Fees and Expenses:  Each party shall bear all expenses incurred by it in connection with the negotiation and consummation of the transactions contemplated by this Letter of Intent, the Definitive Purchase Agreement and/or the related agreements.

14.         Authority: Each party represents and warrants that it has the legal right, power and authority to enter into this Letter of Intent.

15.         Assignment:   Neither party may assign or transfer this Letter of Intent without the prior written consent of the other party.

16.         Exclusive Dealings. From the Effective Date until the Closing Date or the date of the termination or expiration of this Letter of Intent, the parties agree that: (1) each party will not, directly or indirectly, through any representative or otherwise, solicit or entertain offers from, negotiate with or in any manner encourage, discuss, accept, or consider any proposal of any other person relating to the acquisition of the Shares or Assets, in whole or in part,  whether directly or indirectly, through purchase, merger, consolidation, or otherwise (other than sales of products, services, or inventory in the ordinary course); and (2) each party will immediately notify the other party regarding any contact between the party or their respective representatives and any other third party regarding any such offer or proposal or any related inquiry.  The consideration for this exclusivity is, in part, the payments under the Note.

17.         Good Faith Negotiations. The parties agree to exercise good faith in negotiating toward a legally binding Definitive Purchase Agreement.

18.         Termination: (1) The parties may terminate this Letter of Intent by mutual agreement, or upon five (5) days’ prior written notice by one party to the other party upon any failure of any of the aforesaid conditions precedent.  In addition, either party has the right to terminate this agreement upon a material breach by the other party that remains uncured after ten (10) days from the receipt date of a written demand to cure the breach from the non-breaching party, which written demand shall specify the nature of the material breach.  This Letter of Intent shall expire without any action by the parties in the event that a Definitive Purchase Agreement is not signed by the parties within fifteen (15) days of the Closing Date.

(2)  Neither party shall be liable to the other party for alleged losses or liabilities of any kind whatsoever, including, without limitation, claims of lost profit, lost business opportunity, punitive damages, speculative damages, or incidental damages, arising from or based upon the failure of the parties to sign the Definitive Purchase Agreement or the expiration of this Letter of Intent without the signing of a Definitive Purchase Agreement

19.         Entire Agreement:  This Letter of Intent constitutes the full and complete agreement between the parties with respect to the subject matter contained in this Letter of Intent and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to such subject matter, except the Confidentiality Agreement and as otherwise expressly referred to herein.

20.         Break-Up Fee.  There is no break up fee or penalty under this Letter of Intent.

21.         Brokers.  The parties acknowledge and agree that they will each be responsible for any fees or expenses of any broker retained by them or on their behalf, and that no such fees and expenses will be charged against or paid out of the Assets or Shares.

22.         Indemnification.  Each party hereby indemnifies the other party and its officers, directors, agents, attorneys and representatives from and against all judgment money damages or monetary awards arising from or based upon or relating to the execution and delivery of this Letter of Intent

23.         Counterparts:  This Letter of Intent and any amendment hereto may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.  The exchange of copies of this Letter of Intent or amendments thereto and of signature pages by facsimile transmission or by email transmission in portable document format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Letter of Intent or amendment for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

24.         General Terms & Conditions: Although this Letter of Intent is a contractually binding obligation of the parties, it is not intended to be exhaustive of all the points for inclusion in the Definitive Purchase Agreement and any related agreements.  The parties will negotiate in good faith additional customary and reasonable terms and conditions as part of the Definitive Purchase Agreement and any related agreements, including, without limitation, provisions related to warranties, confidentiality, limitation on liability, patent prosecution, enforcement, indemnification and approvals.  This Letter of Intent is merely a guide to the preparation of a mutually satisfactory Agreement.  Nothing herein shall be construed to preclude other provisions consistent with the financial terms of this transaction from being inserted in the Agreement at the request of either party provided the other party agrees.

25.         Defamation.  During the pendency of this Letter of Intent, neither party shall defame or make bad faith derogatory statements to third parties about the other party, which restriction shall not apply to statements made in legal, arbitration, administrative or investigative proceedings, or statements required to be made under applicable laws, court order or subpoena, or in a mandated discovery process in any legal proceeding.

26.         Related Party Transaction.  The parties agree that the Acquisition may constitute a “related party” transaction and may require additional measures and reviews to ensure that the Acquisition is in the best interests of the minority shareholders of INNO.  The parties agree to amend this Letter of Intent to accommodate any related party transaction requirements.

If the foregoing terms are acceptable to you, please so indicate by your signature below and the  return of the executed Letter  of Intent to the other party.

INNOVATIVE SOFTWARE TECHNOLOGIES INC., a Delaware corporation

By:  /s/Peter Peterson

Name: Peter M. Peterson

Title:   CEO and Board Member

SLM TECHNOLOGIES, INC., a Delaware corporation

By: /s/ Paul F Mazzapica

Name: Paul F. Mazzapica

Title:   President and Board Member